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EXHIBIT 10.10

                           FIRST AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

     This First Amended and Restated Registration Rights Agreement (the "Agreement") is entered into as of July 6, 1999 by and between Genometrix Incorporated, a Delaware corporation (the "Company"), and Motorola, Inc. (the "Purchaser").

     WHEREAS, the Company issued and sold 706,714 shares of Series D Convertible Preferred Stock, par value $.001 per share (the "Series D Preferred"), to the Purchaser pursuant to the Stock Purchase Agreement between the Company and the Purchaser dated as of December 28, 1998 (the "Series D Purchase Agreement"); and

     WHEREAS, in connection with the transactions contemplated by the Series D Purchase Agreement, the Company and the Purchaser entered into a Registration Rights Agreement dated as of December 28, 1998 (the "Prior Agreement"); and

     WHEREAS, the Company is issuing up to 2,666,667 shares of Series E Convertible Preferred Stock, par value $.001 per share (the "Series E Preferred"), to the Purchaser at a price of $3.00 per share pursuant to a Series E Stock Purchase Agreement between the Company and the Purchaser dated as of the date hereof; and

     WHEREAS, one of the conditions to the consummation of the transactions contemplated by the Series E Purchase Agreement is the execution and delivery of this Agreement, which amends and restates in its entirety the Prior Agreement, to provide for registration rights for the shares of Series E Preferred purchased by the Purchaser as set forth herein; and

     WHEREAS, in accordance with Section 12(d) of the Prior Agreement, by executing and delivering this Agreement, the Company and the Purchaser (as the holder of all of the Registrable Shares, as defined in the Prior Agreement) have approved the amendment and restatement of the Prior Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and the purchase of the Series E Preferred by the Purchaser under the Series E Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

     "AFFILIATE" shall mean, with respect to any entity, any partner of such entity if it is a partnership or any person or entity that directly or indirectly controls or is controlled by or is under common control with, such entity.


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     "COMMISSION" shall mean the Securities and Exchange Commission and any successor agency of the Federal government administering the Securities Act.

     "COMMON STOCK" shall mean (i) the common stock, par value $.0001 per share, of the Company, (ii) any other capital stock of the Company, however designated, authorized on or after the date hereof, which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company and (iii) any other securities into which or for which any of the securities described in (i) or (ii) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, consolidation, sale of assets or other similar transaction.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "INITIAL PUBLIC OFFERING" shall mean the first underwritten public offering of securities for the account of the Company pursuant to an offering registered under the Securities Act with the commission on Form S-1, Form S-18 or their then equivalents.

     "PREFERRED SHARES" shall mean the shares of the Series D Preferred and the Series E Preferred.

     "REGISTER," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement, or, as the context may require, under the Exchange Act or applicable state securities laws.

     "REGISTRABLE SECURITIES" shall mean (i) shares of Common Stock or other securities issued or issuable pursuant to the conversion of the Preferred Shares, (ii) any shares of Common Stock or other securities issued or issuable in respect of such shares of Common Stock or such other securities issued or issuable pursuant to the conversion of the Preferred Shares upon any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event and (iii) any shares of Common Stock purchased by the Purchaser (or issuable to the Purchaser) pursuant to its rights under the Series D Purchase Agreement, the Series E Purchase Agreement, or the Voting and Right of First Refusal Agreement among the Company, the Investor and the Founder (each as defined therein) dated as of December 28, 1998, excluding in any event securities which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) which are available for sale or can be publicly sold (whether or not so sold) pursuant to Rule 144A or Rule 144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Securities, the determination of such percentage shall be calculated on the basis of shares of Common Stock issued or issuable upon conversion of the Preferred Shares even if such conversion has not been effected.


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     "REGISTRATION EXPENSES" shall mean the expenses so described in Section 8.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "SELLING EXPENSES" shall mean the expenses so described in Section 8.

     2. RESTRICTIVE LEGEND. Each certificate representing Registrable Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE."

     3.   REQUIRED REGISTRATION.

     (a) At any time after six (6) months after the effective date of the registration statement covering the Initial Public Offering, the holders of Registrable Securities constituting at least fifty percent (50%) of the total shares of Registrable Securities then outstanding may request the Company to register for sale under the Securities Act all or any portion of the shares of Registrable Securities held by such requesting holder or holders for sale in the manner specified in such notice provided, however, that the expected aggregate proceeds of any offering and registration of Registrable Securities made pursuant to this Section 3 shall be at least $5,000,000. Notwithstanding any other provision of this Section 3, the Company shall not be obligated to register any Preferred Shares for sale pursuant to any such registration, provided, however, that in any underwritten public offering contemplated by this Agreement, the holders of Preferred Shares shall be entitled to sell such Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, the Company shall not be required to effect a registration pursuant to this Subsection 3 during the period commencing sixty
(60) days prior to the estimated filing date of, and ending on the date which is one hundred and eighty (180) days after the effective date of a registration statement filed by the Company covering an underwritten public offering of the Common Stock under the Securities Act, provided the Company is actively employing in good faith reasonable efforts to cause such registration statement to become effective and such estimate of the filing date is made in good faith. If the Company shall furnish to the holders a certificate signed by its President stating that in the good faith judgment of its Board of Directors it would be


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seriously detrimental to the Company or is stockholders for a registration statement to be filed at such time, then the Company's efforts to cause a registration statement to be filed shall be deferred for a period not to exceed one hundred and twenty (120) days. The Company shall not be required to effect more than one registration during any twelve (12) month period pursuant to this
Section 3.

     (b) Following receipt of any notice under this Section 3, the Company shall immediately notify all holders of Registrable Securities from whom notice has not been received and such holders shall then be entitled within thirty (30) days after receipt of such notice from the Company to request the Company to include in the requested registration all or any portion of their shares of Registrable Securities. The Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in the notice from requesting holders described in paragraph (a) above, the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other holders within thirty
(30) days after the receipt of such notice by such holders). The Company shall be obligated to register the Registrable Securities pursuant to this Section 3 on two (2) occasions only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto. The Company shall not be obligated to register, pursuant to this Section 3, the Registrable Securities of any holder who fails to provide promptly to the Company such information as the Company may reasonably request at any time to enable the Company to comply with any applicable law or regulation or to facilitate preparation of the registration statement.

     (c) If the holders requesting such registration intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3 and the Company shall include such information in the written notice referred to in paragraph (b) above. The right of any holder to registration pursuant to this Section 3 shall be conditioned upon such holder's agreeing to participate in such underwriting and to permit inclusion of such holder's Registrable Securities in the underwriting. If such method of disposition is an underwritten public offering, the holders of at least a majority in interest of the shares of Registrable Securities to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. A holder may elect to include in such underwriting all or a part of the Registrable Securities it holds.

     (d) A registration statement filed pursuant to this Section 3 may, subject to the following provisions, include (i) shares of Common Stock for sale by the Company for its own account, (ii) shares of Common Stock held by officers or directors of the Company and (iii) shares of Common Stock held by persons who by virtue of agreements with the Company are entitled to include such shares in such registration (the "Other Shareholders"), in each case for sale in accordance with the method of disposition specified by the requesting holders. If such registration shall be underwritten, the Company, such officers and directors and Other Shareholders proposing to distribute their shares through such underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such


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underwriting. If and to the extent that the managing underwriter determines in good faith that marketing factors require a limitation on the number of shares to be included in such registration, then the shares of Common Stock held by officers or directors (other than Registrable Securities) of the Company or by Other Shareholders (other than Registrable Securities) and shares of Common Stock to be sold by the Company for its own account shall be excluded from such registration to the extent so required in good faith by such managing underwriter, and unless the holders of such shares and the Company have otherwise agreed in writing, such exclusion shall be applied first to the shares held by the directors and officers, and if a limitation of the number of shares is still required in good faith by such managing underwriter, then to the shares of Common Stock of the Company to be included for its own account to the extent required in good faith by the managing underwriter, then to the shares of Common Stock of the Other Shareholders to the extent required in good faith by the managing underwriter. If the managing underwriter determines in good faith that marketing factors require a limitation of the number of Registrable Securities to be registered under this Section 3, then Registrable Securities shall be excluded in such manner that the securities to be sold shall be allocated among the selling holders pro rata based on their ownership of Registrable Securities. In any event all securities to be sold other than Registrable Securities will be excluded prior to any exclusion of Registrable Securities. No Registrable Securities or any other security excluded from the underwriting by reason of the underwriter's marketing limitation (as set forth above) shall be included in such registration. If any holder of Registrable Securities, officer, director or Other Shareholder who has requested inclusion in such registration as provided above, disapproves of the terms of the underwriting, such holder of securities may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The securities so withdrawn shall also be withdrawn from registration.

     4. INCIDENTAL REGISTRATION. If the Company at any time (other than pursuant to the Initial Public Offering or pursuant to Section 3 or Section 5) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or any successor to such forms or another form not available for registering the Registrable Securities for sale to the public), each such time it will promptly give written notice to all holders of the Registrable Securities of its intention so to do. Upon the written request of any such holder, received by the Company within thirty (30) days after the giving of any such notice by the Company, to register any or all of its Registrable Securities, the Company will use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Securities so registered. Notwithstanding any other provision of this Section 4, the Company shall not be obligated to register any Preferred Shares for sale pursuant to any such registration, provided, however, that in any underwritten public offering contemplated by this Agreement, the holders of Preferred Shares shall be entitled to sell such Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to this
Section 4. In such event the right of any holder of Registrable Securities to registration pursuant to this Section 4 shall be conditioned upon such holder's participation in such underwriting to the extent provided herein. All holders of


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Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 4, if the underwriter determines in good faith that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting all of the Registrable Securities which would otherwise be underwritten pursuant hereto. The Company shall so advise all holders of securities requesting registration of any limitations on the number of shares to be underwritten, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner. First, the securities (other than Registrable Securities) of the Company held by officers and directors of the Company shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among holders of Registrable Securities and Other Shareholders in proportion, as nearly as practicable, to the respective amounts of shares of the capital stock of the Company owned by them. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 4 without thereby incurring any liability to the holders of Registrable Securities. If any holder of Registrable Securities disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     5.   REGISTRATION ON FORM S-3.

     (a) If at any time (i) the holders of the Registrable Securities constituting at least thirty percent (30%) of the total shares of Registrable Securities then outstanding may request that the Company file a registration statement on Form S-3 or any comparable or successor form thereto for a public offering of all or any portion of the shares of Registrable Securities held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000 and (ii) the Company is a registrant entitled to use Form S-3 or any comparable or successor form thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any comparable or successor form thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Securities specified in such notice. Whenever the Company is required by this Section 5 to use its best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Section 3, including, but not limited to, the requirement that the Company notify all holders of Registrable Securities from whom notice has not been received and provide them with the opportunity to participate in the offering (provided, however that holders shall have no more than fifteen (15) days to reply to the Company's notice in order to participate in the offering), shall apply to such registration, provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 5. Notwithstanding any other provision of this
Section 5, the Company shall not be obligated to register any Preferred Shares for sale pursuant to any such registration.


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     (b)  The Company shall use its best efforts to qualify for registration on
Form S-3 or any comparable or successor form or forms and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions of that Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form.

     6. EXPIRATION OF OBLIGATIONS. The obligations of the Company to register Registrable Securities pursuant to Sections 3, 4 and 5 of this Agreement shall expire on the first to occur of the fourth (4th) anniversary of the Initial Public Offering or the date when all the Registrable Securities are eligible to be publicly sold pursuant to Rule 144 under the Securities Act.

     7. PROVISION OF INFORMATION. In connection with each registration hereunder, the sellers of Registrable Securities will timely furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with Federal and applicable state securities laws; and such sellers shall provide the Company with appropriate representations with respect to the accuracy of such information.

     8.   EXPENSES.

     (a) All expenses incurred by the Company in complying with Sections 3, 4 and 5, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained by the Company with respect to the offering by the Company, and fees and disbursements of one counsel selected by a majority in interest of the sellers of Registrable Securities, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses".

     (b) The Company will pay all Registration Expenses in connection with each registration statement under Section 3, 4 or 5. All Selling Expenses in connection with each registration statement under Section 3, 4 or 5 shall be borne by the participating sellers in proportion to the number of shares registered by each, or by such participating sellers other than the Company (to the extent the Company shall be a seller) as they may agree.

     9.   INDEMNIFICATION AND CONTRIBUTION.

     (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 3, 4 or 5, the Company will, to the extent permitted by law, indemnify and hold harmless each holder of Registrable Securities, its officers, directors and partners, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder, officer, director, partner, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i)


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any untrue statement or alleged untrue statement of any material fact contained in any prospectus, offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 3, 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"), (iii) any omission or alleged omission to state in any such registration statement, prospectus, amendment or supplement or in any Blue Sky Applications executed or filed by the Company, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any violation by the Company or its agents of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (v) any failure to register or qualify the Registrable Securities in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification (provided that in such instance the Company shall not be so liable if it has used its best efforts to so register or qualify the Registrable Securities) and will reimburse each such holder, and such officer, director and partner, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that the Company will not be liable in any such case (i) if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by any such holder, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus, or (ii) in the case of a sale directly by such holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such holder of Registrable Securities to engage in a distribution solely on behalf of such holder of Registrable Securities), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such holder of Registrable Securities failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of Registrable Securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act or any state securities laws.

     (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 3, 4 or 5, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other seller of Registrable Securities, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities


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(or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any prospectus offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Securities were registered under the Securities Act pursuant to
Section 3, 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), or any Blue Sky Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided, further, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of all securities sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement. Not in limitation of the foregoing, it is understood and agreed that the indemnification obligations of any seller hereunder pursuant to any underwriting agreement entered into in connection herewith shall be limited to the obligations contained in this subparagraph (b).

     (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate


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counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or action. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9, then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder of Registrable Securities will be required to contribute any amount in excess of the proceeds received from the sale of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     (e) The indemnities and obligations provided in this Section 9 shall survive the transfer of any Registrable Securities by such holder.

     10. CHANGES IN COMMON STOCK OR PREFERRED SHARES. If, and as often as, there is any change in the Common Stock and/or Preferred Shares by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock and/or Preferred Shares as so changed.

     11. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, except as provided in paragraph (c) below, at all times after ninety (90) days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:


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


     (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (or any successor rule);

     (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) Furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 (or any successor rule) and, at any time after it has become subject to such reporting requirements, of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

     12.  MISCELLANEOUS.

     (a) The rights granted to the Purchaser under this Agreement with respect to Registrable Securities may be transferred to a permitted transferee of the Purchaser which either (i) is an Affiliate of the Purchaser, or (ii) acquires at least 40,000 shares of Registrable Securities, provided that (1) such transferee agrees to be bound by the provisions of this Agreement and (2) at the time of transfer the Company is given written notice of the name and address of the transferee and the number and type of Registrable Securities being transferred.

     (b) All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

     If to the Company to:         Genometrix Incorporated
                                   3608 Research Forest Drive, Suite B7
                                   The Woodlands, TX  77381
                                   Attn:  Chief Executive Officer
                                   Fax No.:  281/367-1325

     If to the Purchaser to:       Motorola, Inc.
                                   4088 Commercial Drive
                                   Northbrook, IL  60062
                                   Attn:  Director of Operations
                                   Fax No.:  847/714-7008

     With a Copy to:               Motorola, Inc.
                                   1303 East Algonquin Road, 11th Floor
                                   Schaumburg, IL  60196
                                   Attn:  Legal Department
                                   Fax No.:  847/576-2818


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


     All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

     (c) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

     (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and of holders of not less than a majority of the then outstanding Registrable Securities. Any waiver or consent hereunder shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (f) In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     (g) The parties hereto acknowledge and agree that (i) each party and its counsel, if so represented, reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision and (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement.

     (h) The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

     (i) No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK


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


IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

                                      GENOMETRIX INCORPORATED


                                      By: /s/ Mitchell D. Eggers
                                         -----------------------
                                          Mitchell D. Eggers
                                          Chief Executive Officer


                                      MOTOROLA, INC.


                                      By: /s/ Nicholas J. Naclerio
                                         -------------------------
                                         Name: Nicholas J. Naclerio
                                         Title: Vice President and General
                                                Manager Biochip Systems


                                       14